UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2020

Montage Resources Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36511	46-4812998
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 West John Carpenter Freeway, Suite 300 Irving, Texas		75039
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (469) 444-1647

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	MR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

On June 19, 2020, Montage Resources Corporation (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below is information concerning each matter submitted to a vote at the Annual Meeting, including the final voting results.

1.Proposal One – Election of Directors

The Company’s stockholders elected each of the following individuals as a director of the Company to hold office for a one-year term expiring at the Company’s annual meeting of stockholders in 2021 and until his successor is elected and qualified or until his earlier death, resignation or removal.

Name	For	Withheld	Broker Non-Votes
Randall M. Albert	22,467,217	296,394	7,820,822
Mark E. Burroughs, Jr.	21,928,879	834,732	7,820,822
Don Dimitrievich	22,467,724	295,887	7,820,822
Richard D. Paterson	20,092,762	2,670,849	7,820,822
D. Martin Phillips	17,883,577	4,880,034	7,820,822
John K. Reinhart	22,449,738	313,873	7,820,822
Douglas E. Swanson, Jr.	21,436,731	1,326,880	7,820,822

2.Proposal Two – Advisory Approval of 2019 Named Executive Officer Compensation

The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers for 2019, as described in the Company’s proxy statement for the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
19,411,477	3,273,406	78,728	7,820,822

3.Proposal Three – Advisory Approval of the Frequency of Future Advisory Votes on Executive Compensation

The Company’s stockholders approved, on an advisory basis, a frequency of every one year for future advisory votes on executive compensation.

1 Year	2 Years	3 Years	Abstain
22,532,330	85,299	138,240	7,742

After considering the results of the stockholder vote at the Annual Meeting, the Company will continue to hold an annual advisory vote on executive compensation until the next advisory vote on the frequency of such votes, which is required to occur no later than the Company’s 2026 annual meeting of stockholders.

4.Proposal Four – Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

For	Against	Abstain
30,084,935	454,669	44,829

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONTAGE RESOURCES CORPORATION

Date: June 22, 2020	By:	/s/ Paul M. Johnston
	Name:	Paul M. Johnston
	Title:	Executive Vice President, General Counsel and Corporate Secretary